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                                                                    Exhibit 23.1


                           Form 10-K December 31, 2000




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (File No. 33-72832 and No. 33-59659) and Forms S-8 (File No. 33-7833, 33-41833, 33-14758, 33-40691, 33-60095 and 33-60099) of Hecla
Mining Company and subsidiaries of our report dated April 6, 2001, relating to the financial statements which appears in this Form 10-K.




/s/  PricewaterhouseCoopers LLP

Spokane, Washington
March 28, 2001